Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The Partnership’s financial statements for the period prior to the IPO include U.S. federal and state income tax as its income was included as part of EQT’s consolidated federal tax return.  In conjunction with the contribution by EQT of the ownership of Equitrans to the Partnership immediately prior to the IPO, approximately $143.6 million of net current and deferred income tax liabilities were eliminated through equity. Effective July 2, 2012, as a result of its limited partnership structure, the Partnership is no longer subject to federal and state income taxes. For federal and state income tax purposes, all income, expenses, gains, losses and tax credits generated flow through to the owners, and accordingly, do not result in a provision for income taxes for the Partnership.

As discussed in Note 2, the Partnership completed the NWV Gathering Acquisition on March 17, 2015, the Jupiter Acquisition on May 7, 2014 and the Sunrise Merger on July 22, 2013. These were transactions between entities under common control and as a result the Partnership recast its combined financial statements to retrospectively reflect the operations of NWV Gathering, Jupiter and Sunrise. Prior to these transactions, the income of NWV Gathering, Jupiter and Sunrise was included as part of EQT’s consolidated federal tax return; therefore, the NWV Gathering, Jupiter and Sunrise operations were subject to income taxes.  Accordingly, the income tax effects associated with the operations of NWV Gathering, Jupiter and Sunrise prior to the NWV Gathering Acquisition, Jupiter Acquisition and the Sunrise Merger are reflected in the combined financial statements. Due to the Partnership's status for U.S. federal and state income tax purposes, approximately $51.8 million and $43.1 million, respectively, of net current and deferred income tax liabilities were eliminated through equity related to Jupiter and Sunrise during the years ended December 31, 2014 and 2013, respectively.

The components of the federal income tax expense (benefit) for the years ended December 31, 2014, 2013 and 2012 are as follows:

	Years Ended December 31,
	2014	2013	2012
	(Thousands)
Current:
Federal	$10,199	$16,448	$(19,936)
State	1,978	462	4,725
Subtotal	12,177	16,910	(15,211)
Deferred:
Federal	18,886	29,984	57,403
State	642	7,679	3,567
Subtotal	19,528	37,663	60,970
Amortization of deferred investment tax credit	—	—	(91)
Total	$31,705	$54,573	$45,668

Prior to the NWV Gathering Acquisition, Jupiter Acquisition, Sunrise Merger, and IPO, tax obligations for NWV Gathering, Jupiter, Sunrise and the Predecessor were the responsibility of EQT. EQT’s consolidated federal income tax was allocated among the group’s members on a separate return basis with tax credits allocated to the members generating the credits. The current federal tax benefit recorded in 2012 relates to cash refunds received during the year from EQT for its use of Sunrise’s tax bonus depreciation deductions. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (2010 Tax Relief Act) increased bonus depreciation from 50% to 100% for qualified investments made after September 8, 2010 and before January 1, 2012. Certain investments related to the Sunrise Pipeline qualified for this bonus depreciation. The Sunrise Pipeline lease was treated as an operating lease for income tax purposes; therefore, EQT was able to elect bonus depreciation for the Sunrise Pipeline, which was included in its consolidated federal tax return.

Income tax expense differed from amounts computed at the federal statutory rate of 35% on pre-tax book income from continuing operations as follows:

	Years Ended December 31,
	2014	2013	2012
	(Thousands)
Tax at statutory rate	$104,372	$85,528	$54,559
Partnership income not subject to income taxes	(74,426)	(36,253)	(12,623)
State income taxes	1,758	5,291	4,142
Unrecognized tax benefits	—	—	1,248
Regulatory assets	—	3	(1,491)
Other	1	4	(167)
Income tax expense	$31,705	$54,573	$45,668

Effective tax rate	10.6%	22.3%	29.3%

The decrease in income tax expense from 2013 to 2014 resulted from the change in the tax status of Jupiter in 2014. The increase in income tax expense from 2012 to 2013 resulted from increased operating income related to Jupiter, partly offset by decreases as a result of the changes in the tax status of the Partnership in 2012 and of Sunrise in 2013.

The Partnership’s historical uncertain tax positions were immaterial and were attributable to NWV Gathering for periods prior to the NWV Gathering Acquisition, Jupiter for periods prior to the Jupiter Acquisition, Sunrise for periods prior to the Sunrise Merger or periods prior to the IPO, as applicable. Additionally, EQT has indemnified the Partnership for these historical tax positions; therefore, the Partnership does not anticipate any future liabilities arising from these uncertain tax positions.

The following table summarizes the source and tax effects of temporary differences between financial reporting and tax basis of assets and liabilities:

	As of December 31,
	2014	2013
	(Thousands)
Deferred income taxes:
Total deferred income tax assets	$(840)	$(989)
Total deferred income tax liabilities	78,583	98,976
Total net deferred income tax liabilities	$77,743	$97,987

Total deferred income tax (assets)/liabilities:
PP&E tax deductions in excess of book deductions	$78,583	$98,976
Other (reported as other current assets)	(840)	(989)
Total net deferred income tax liabilities	$77,743	$97,987

At December 31, 2014 and 2013, there was no valuation allowance relating to deferred tax assets as the entire balance was expected to be realized. The deferred tax liabilities principally consisted of temporary differences between financial and tax reporting for the Partnership’s property, plant and equipment (PP&E) for NWV Gathering, Jupiter and Sunrise assets prior to their ownership by the Partnership. The deferred tax assets and liabilities were eliminated in connection with the Jupiter Acquisition and Sunrise Merger. The deferred tax assets and liabilities associated with the NWV Gathering Acquisition were eliminated in the first quarter of 2015.

EQT has indemnified the Partnership from and against any losses suffered or incurred by the Partnership and related to or arising out of or in connection with any federal, state or local income tax liabilities attributable to the ownership or operation of the Partnership’s assets prior to the acquisition of such assets from EQT. Therefore, the Partnership does not anticipate any future liabilities arising from the historical deferred tax liabilities.